                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the inclusion in this Annual Report on Form 10-K, and to the inclusion in the Form S-8 Registration Statement No. 333-3910, of our report dated July 10, 1997, on our audits of the consolidated financial statements of Schmitt Industries, Inc., and its subsidiaries.




Moss Adams LLP


Portland, Oregon
August 28, 1998